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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 2, 2000
                        (Date of earliest event reported)


                            NORTHWESTERN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            Commission File No. 0-692

                   IRS Employer Identification No. 46-0172280

                             125 South Dakota Avenue
                         Sioux Falls, South Dakota 57104
                    (Address of principal executive offices)


                            Telephone: (605) 978-2908
                         (Registrant's telephone number)


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Item 5.      OTHER EVENTS.

         On October 2, 2000, Northwestern Corporation entered into a definitive agreement to acquire The Montanta Power Company's energy distribution and transmission business for approximately $1.1 billion in cash, including approximately $488 million in existing Montana Power debt. The transaction will be accounted for as a purchase, and we expect that the transaction will close in the first half of 2001. Additional information with respect to this transaction is included in the press release that we issued on October 2, 2000, which is attached as Exhibit 20.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, at Part I: Business "Special Note Regarding Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                    EXHIBITS

DESIGNATION               DESCRIPTION                  METHOD OF FILING
----------------          -----------------------      ------------------------
Exhibit 20                News Release
                          Dated October 2, 2000        Filed with this report


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

NORTHWESTERN CORPORATION
------------------------------------------------------------
(Registrant)


Date:    October 2, 2000

By:      /s/ Daniel K. Newell
         ---------------------------------------------------
         Name:    Daniel K. Newell
         Title:   Senior Vice President &
                  Chief Financial Officer



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                                  EXHIBIT INDEX


DESIGNATION                             DESCRIPTION
----------------------------            -----------------------------
Exhibit 20                              News Release dated
                                        October 2, 2000